Harbor Emerging Markets Debt Fund

Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Emerging Markets Debt Fund. The liquidation of the Fund is expected to occur on April 29, 2015. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the date of the Fund’s liquidation.

Because the Fund will be liquidating, effective immediately a redemption fee will no longer be applied to the redemption of any shares out of the Fund.

In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned liquidation date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of maximizing total return.

Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on April 22, 2015.

March 6, 2015

Investors Should Retain This Supplement For Future Reference

S0306.P.FI